UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27300 West 11 Mile Road, Southfield, Michigan		48034
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 23, 2017, IEH FM Holdings LLC, a Delaware limited liability company (the “Offeror”) and a wholly owned subsidiary of American Entertainment Properties Corp., a Delaware Corporation (“Parent”), completed its acquisition of Federal-Mogul Holdings Corporation, a Delaware corporation (“Federal-Mogul”), pursuant to the Agreement and Plan of Merger dated as of September 6, 2016 (the “Merger Agreement”), among the Offeror, Parent and Federal-Mogul.

As previously disclosed, the cash tender offer (the “Offer”) to acquire all outstanding shares of Federal-Mogul’s common stock, par value $0.01 per share (the “Shares”) at a price of $10.00 per Share (the “Offer Price”) expired at 12:00 midnight, New York City time, on Wednesday, January 18, 2017 (one minute after 11:59 P.M., New York City time on January 18, 2017), as scheduled and was not extended. On January 19, 2017, Icahn Enterprises issued a press release announcing the expiration and results of the Offer, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Following the completion of the Offer, all conditions to the Merger (as hereinafter defined) set forth in the Merger Agreement were satisfied, and on January 23, 2017, Icahn Enterprises L.P. (“Ichan Enterprises”) completed its acquisition of Federal-Mogul by effecting a merger, pursuant to the Merger Agreement and in accordance with Section 267 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act, pursuant to which the Offeror was merged with and into Federal-Mogul (the “Merger”), and each Share not tendered in the Offer (other than Shares held by the Offeror or its affiliates, by the Company or any of its subsidiaries, or by stockholders who properly exercise, and who do not thereafter fail to perfect, validly withdraw or otherwise lose, appraisal rights under Delaware law) was canceled and automatically converted into the right to receive an amount per Share in cash equal to the Offer Price (the “Merger Consideration”), without interest and less any applicable tax withholding.

Following the consummation of the Merger, the Shares ceased to be listed on the NASDAQ Stock Market’s Global Select Market (“NASDAQ”).

On January 23, 2017, Icahn Enterprises and Federal-Mogul issued a joint press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, NASDAQ was notified that each outstanding Share (other than Shares held by the Offeror or its affiliates, by the Company or any of its subsidiaries, or by stockholders who properly exercise, and who do not thereafter fail to perfect, validly withdraw or otherwise lose, appraisal rights under Delaware law) was converted into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. The Offeror requested that NASDAQ file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the delisting of the Shares and the Shares were delisted and removed from trading on NASDAQ following the close of trading on January 23, 2017.

Item 3.03. Material Modification to Rights of Security Holders.

At the effective time of the Merger (the “Effective Time”), holders of Shares ceased to have any rights as stockholders of Federal-Mogul, other than the right to receive the Merger Consideration, without interest and less any applicable tax withholding.

The information in Item 2.01 is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of the members of Federal-Mogul’s board of directors was removed from the board and ceased to be directors of Federal-Mogul. The members of Federal-Mogul’s board of directors immediately prior to the Effective Time were SungHwan Cho, Thomas W. Elward, George Feldenkreis, Rainer Jueckstock, J. Michael Laisure, Courtney Mather, Michael Nevin, Daniel A. Ninivaggi, Louis J. Pastor and Neil S. Subin.

Effective upon the Effective Time, the following individuals were elected to Federal-Mogul’s board of directors: Keith Cozza, SungHwan Cho, Rainer Jueckstock, Cheryl Krongard, Stephen Mongillo, Michael Nevin and Daniel A. Ninivaggi.

At the Effective Time, the officers of Federal-Mogul immediately prior to the Effective Time were the officers of Federal-Mogul following the Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Federal-Mogul amended and restated its certificate of incorporation and bylaws. Copies of the certificate of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 6, 2016, by and among Federal-Mogul Holdings Corporation, American Entertainment Properties Corp. and IEH FM Holdings LLC (incorporated herein by reference to Exhibit 2.1 to Form 8-K of Federal-Mogul Holdings Corporation, filed with the Securities and Exchange Commission on September 7, 2016).

3.1	Amended and Restated Certificate of Incorporation of Federal-Mogul Holdings Corporation.

3.2	Amended and Restated Bylaws of Federal-Mogul Holdings Corporation.

99.1	Press Release, dated January 19, 2017 (incorporated herein by reference to Exhibit (a)(5)(xvi) to Amendment No. 12 to Schedule TO of American Entertainment Properties Corp. and IEH FM Holdings LLC, filed with the SEC on January 19, 2017).

99.2	Joint Press Release, dated January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL-MOGUL HOLDINGS CORPORATION (Registrant)

Date: January 23, 2017	By:	/s/ Michelle Epstein Taigman
Michelle Epstein Taigman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 6, 2016, by and among Federal-Mogul Holdings Corporation, American Entertainment Properties Corp. and IEH FM Holdings LLC (incorporated herein by reference to Exhibit 2.1 to Form 8-K of Federal-Mogul Holdings Corporation, filed with the Securities and Exchange Commission on September 7, 2016).

3.1	Amended and Restated Certificate of Incorporation of Federal-Mogul Holdings Corporation.

3.2	Amended and Restated Bylaws of Federal-Mogul Holdings Corporation.

99.1	Press Release, dated January 19, 2017 (incorporated herein by reference to Exhibit (a)(5)(xvi) to Amendment No. 12 to Schedule TO of American Entertainment Properties Corp. and IEH FM Holdings LLC, filed with the SEC on January 19, 2017).

99.2	Joint Press Release, dated January 23, 2017.